Exhibit 21
Illinois Tool Works Inc.
Subsidiaries and Affiliates
January 2009

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

145 ES (Canada) Limited	Indirect	100%	Nova Scotia
9055-1599 Quebec Inc.	Indirect	100%	Quebec
A 3 Sud S.r.l.	Indirect	100%	Italy
AB Sjötofta Tråddrageri	Indirect	100%	Sweden
ACCULUBE Manufacturing GmbH- Schmiermittel und-gerate	Direct	50%	Germany
Airhammer-Haubold s.r.o	Indirect	100%	Czech Republic
Alfamacchine 2 s.r.l.	Indirect	100%	Italy
Allen France SAS	Direct	49%	France
Alpine Automation Limited	Indirect	100%	United Kingdom
Alpine Holdings, Inc.	Indirect	100%	Delaware
Alpine Systems Corporation	Indirect	100%	Ontario
Ameri-Cad Inc.	Indirect	100%	Texas
Anaerobicos do Brasil Adesivos Ltda.	Indirect	100%	Brazil
Anaerobicos S.A.	Indirect	100%	Argentina
Anahol S.A.	Indirect	100%	Argentina
AOC Hi-Tech Co., Ltd.	Indirect	100%	South Korea
Appleton Investments II L.L.C.	Indirect	100%	Delaware
Appleton Investments L.L.C.	Indirect	100%	Delaware
Applied Australia Pty Ltd	Indirect	100%	Australia
ApS Strapex Omsnoringsmaskiner	Indirect	100%	Denmark
Ark-Les Components S.A. de C.V.	Indirect	100%	Mexico
Atlantic Mills, Inc.	Direct	100%	New Jersey
Auralex du Mont de Magny SCI SAS	Indirect	100%	France
AV Co. 1 Limited	Indirect	100%	United Kingdom
AV Co. 2 Limited	Indirect	100%	United Kingdom
AV Co. 3 Limited	Indirect	100%	United Kingdom
Avery Berkel France SAS	Indirect	100%	France
Avery India Limited	Indirect	58%	India
Avery Malaysia Sdn Bhd	Indirect	100%	Malaysia
Avery Weigh-Tronix (Suzhou) Co Limited	Indirect	100%	China
Avery Weigh-Tronix B.V.	Indirect	100%	Netherlands
Avery Weigh-Tronix Finance Limited	Indirect	100%	United Kingdom
Avery Weigh-Tronix Holdings Limited	Indirect	100%	United Kingdom
Avery Weigh-Tronix International Limited	Indirect	100%	United Kingdom
Avery Weigh-Tronix Limited	Indirect	100%	United Kingdom
Avery Weigh-Tronix Private Limited	Indirect	100%	India
Avery Weigh-Tronix Properties Limited	Indirect	100%	United Kingdom
Avery Weigh-Tronix S.A.S.	Indirect	100%	France
Avery Weigh-Tronix UK Limited	Indirect	100%	United Kingdom
Avery Weigh-Tronix, LLC	Indirect	100%	Delaware
AWT Scales Limited	Indirect	100%	United Kingdom
AXA Power ApS	Indirect	100%	Denmark
B.C. Immo S.C.I.	Indirect	100%	France
B.V. Gamko H.M.S.	Indirect	100%	Netherlands
Bates Cargo-Pak ApS	Indirect	100%	Denmark
Bayshore Truck Equipment Company	Indirect	100%	Delaware
Bei Si Ya (Shanghai) Trade Co., Ltd.	Indirect	100%	China
Berkel (Ireland) Limited	Indirect	100%	Ireland

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

Berrington (UK)	Indirect	100%	United Kingdom
Betterway Ventures Co., Ltd.	Indirect	100%	British Virgin Island
Bézy SAS	Indirect	100%	France
Binks	Indirect	100%	United Kingdom
Bonnet (UK)	Indirect	100%	United Kingdom
Bonnet Grande Cuisine SAS	Indirect	100%	France
Bonnet-Thirode Belgium BVBA	Indirect	100%	Belgium
Buehler GmbH	Indirect	100%	Germany
Buehler Ltd.	Direct	100%	Illinois
Buell Industries, Inc.	Indirect	100%	Delaware
Burseryds Bruk AB	Indirect	100%	Sweden
Bycotest AB	Indirect	100%	Sweden
Calibra Weighing Systems Limited	Indirect	100%	United Kingdom
Cal-Sensors, Inc.	Direct	100%	California
Capital Ventures (Australasia) S.à r.l	Indirect	100%	Luxembourg
CCC Heavy Duty Truck Parts Company	Indirect	100%	Delaware
CCC Parts Company	Indirect	100%	Delaware
CCC Truck Parts Company	Indirect	100%	Delaware
CCI Corporation	Direct	100%	Delaware
CCI Realty Company	Indirect	100%	Delaware
Ceast Asia Pte Ltd.	Indirect	100%	Singapore
Ceast GmbH	Indirect	100%	Germany
Ceast S.p.A.	Indirect	100%	Italy
Ceast USA Inc.	Indirect	100%	Delaware
Celcor Ltd.	Indirect	100%	Ontario
Celix Transform. De Espumas Técnicas SA	Indirect	100%	Spain
CER Foils SAS	Indirect	100%	France
CER SAS	Indirect	100%	France
Cetram Pty. Limited	Indirect	100%	Australia
CFC Europe (UK) Limited	Direct	100%	United Kingdom
CFC Europe GmbH	Indirect	100%	Germany
CFC INTERNATIONAL (Europe) GmbH	Indirect	100%	Germany
Chapas Y Herrajes Eternos, S.A. de C.V.	Indirect	100%	Mexico
Chiltern Adh. Product Supplies Ltd.	Indirect	100%	United Kingdom
Chris Kay (UK) Limited	Indirect	100%	United Kingdom
Chris Kay Limited	Indirect	100%	Ireland
CKFE Limited	Indirect	100%	Hong Kong
Clarén Kemi AS	Indirect	100%	Norway
Cleanman Cleaning Devices Ltd.	Indirect	100%	Taiwan
Click Commerce, Inc.	Indirect	100%	Delaware
Click Procure, Ltd.	Indirect	100%	United Kingdom
CLK Kemi AB	Indirect	100%	Sweden
Cofiva s.r.l.	Indirect	100%	Italy
Comercial Quimisol, S.A.	Indirect	100%	Spain
Comercializadora West Bend S.A. de C.V.	Indirect	100%	Mexico
Compagnie de Matériel et d’Equipements Techniques — COMET SAS	Direct & Indirect	100%	France
Compagnie Hobart S.A.S.	Indirect	100%	France
Constructions Isothermiques Bontami	Indirect	100%	France
Constructora De Basculas S.A. de C.V.	Indirect	49%	Mexico
Coolpart B.V.	Indirect	100%	Netherlands
Coolpart Production B.V.	Indirect	100%	Netherlands
Corporación Coral S.A. de C.V.	Indirect	100%	Mexico
Crane Carrier (Canada) Limited	Indirect	100%	Canada
Crane Carrier Company	Indirect	100%	Delaware
CS (Australasia) Limited	Indirect	100%	Bermuda

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

CS (Australia) Pty Limited	Indirect	100%	Australia
CS (Europe) Holdings Ltd.	Indirect	100%	Bermuda
CS (Far East) Holding Company Ltd.	Indirect	100%	Bermuda
CS (Finance) Europe S.a.r.l.	Indirect	100%	Luxembourg
CS (Global) Holdings Ltd.	Indirect	100%	Bermuda
CS Financing I LLC	Indirect	100%	Delaware
CS Packaging Corporation Ltd.	Indirect	100%	British Virgin Island
CS PMI Holdings Inc.	Indirect	100%	Delaware
CSMTS INC.	Indirect	100%	Delaware
CSTS L.L.C.	Direct	100%	Delaware
Cullen Building Products Limited	Indirect	100%	United Kingdom
Cullen Building Products Limited	Indirect	100%	Ireland
Cullen Building Products SAS	Indirect	100%	France
Cullen Building Products, Inc.	Indirect	100%	Canada
Cumberland Leasing Co.	Indirect	100%	Illinois
Cyclone Industries Pty Ltd	Indirect	100%	Australia
D.F. International, Inc.	Indirect	100%	Delaware
Dacro B.V.	Indirect	100%	Netherlands
DaeLim Placo Company, Ltd.	Indirect	100%	South Korea
DaeLim Plastic Industrial Company, Ltd.	Indirect	100%	South Korea
D-Clean profi, s.r.o.	Indirect	100%	Czech Republic
De Ville Australia Pty Ltd	Indirect	100%	Australia
De Ville Marketing Pty Ltd	Indirect	100%	Australia
Deben Systems Limited	Indirect	100%	United Kingdom
Densit ApS	Indirect	100%	Denmark
Densit Asia Pacific Sdn. Bhd.	Indirect	100%	Malaysia
Densit U.S.A. Inc.	Indirect	100%	Lousiana
Deutsche Capital Solutions GmbH	Indirect	100%	Germany
Devcon Limited	Indirect	100%	Ireland
Devilbiss Company Limited, The	Indirect	100%	United Kingdom
DeVilbiss Equipamentos para Pinturas Ltda	Direct and Indirect	100%	Brazil
DeVilbiss Europa Unterstuetzungskasse GmbH	Indirect	100%	Germany
DeVilbiss Ransburg de Mexico S.A. de C.V.	Direct & Indirect	100%	Mexico
DGFC Inc.	Indirect	100%	Delaware
DHP (Thailand) Limited	Direct & Indirect	100%	Thailand
DHP Co., Ltd.	Indirect	100%	South Korea
Diagraph Corporation Sdn. Bhd	Direct	100%	Malaysia
Diagraph ITW Mexico, S. de R.L. De C.V.	Indirect	100%	Mexico
Diagraph Mexico, S.A. de C.V.	Direct & Indirect	100%	Mexico
Distribuidora de Productos Sebring, S.A. de C.V.	Indirect	100%	Mexico
Dongguan Ark-Les Electric Components Co., Ltd.	Indirect	100%	China
Dongguan CK Branding Co., Ltd.	Indirect	100%	China
Dorbyl U.K. (Holdings) Limited	Indirect	100%	United Kingdom
Drive Train Specialists of Tulsa, Inc.	Indirect	100%	Delaware
Duo-Fast Corporation	Direct	100%	Illinois
Duo-Fast de Espana S.A.	Indirect	100%	Spain
Duo-Fast Korea Co. Ltd.	Indirect	49%	South Korea
E.C.S. d.o.o.	Indirect	100%	Croatia
Eddie Connally & Co Limited	Indirect	100%	Ireland
EDS Belgium N.V.	Indirect	80%	Belgium
Elance Software Technology Private Ltd.	Indirect	100%	India
Elastomeric Roofing Systems, Inc.	Direct	100%	Minnesota
Electric Light Development Ltd.	Indirect	100%	British Virgin Island

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

Elga AB	Indirect	100%	Sweden
Elga Skandinavian AS	Indirect	100%	Norway
Elisphere Sarl	Indirect	50%	France
Eltex-Elektrostatik-GmbH	Indirect	100%	Germany
Emballages Diffusion Service	Indirect	80%	France
Empaques Sultana, S. de R.L. de C.V.	Indirect	100%	Mexico
Endra B.V.	Indirect	100%	Netherlands
Envases Multipac, S.A. de C.V.	Direct	49%	Mexico
Envopak Group	Indirect	100%	United Kingdom
Epirez Australia Pty Ltd	Indirect	100%	Australia
Equipamentos Cientificos Instron Ltda.	Indirect	100%	Brazil
Equipment Maintenance Services Limited	Indirect	100%	United Kingdom
Eserre Corporation	Direct	100%	California
Euco Densit LLC	Indirect	40%	Ohio
Eurofoil Limited	Indirect	100%	United Kingdom
Euromere Spraycore SAS	Indirect	100%	France
Eurotec s.r.l.	Indirect	100%	Italy
Exportadora Lerma SA	Indirect	100%	Mexico
F.B. Johnston Graphics, Inc.	Direct	100%	South Carolina
Falcon Leasing Systems Ltd.	Direct	51%	Bermuda
Farmadan AS	Indirect	100%	Norway
FEG Investments L.L.C.	Indirect	100%	Delaware
Fellowell Holdings Co. Ltd.	Direct & Indirect	100%	Thailand
Filtertek B.V.	Indirect	100%	Netherlands
Filtertek De Mexico de C.V.	Indirect	100%	Mexico
Filtertek De Mexico Holding Inc.	Indirect	100%	Delaware
Filtertek do Brazil Industria E Commercio Ltda	Indirect	100%	Brazil
Filtertek GmbH	Indirect	100%	Germany
Filtertek Inc.	Direct	100%	Delaware
Filtertek S.A.	Indirect	100%	France
Flejes MISA, S. de R.L. de C.V.	Indirect	100%	Mexico
Forkardt Deutschland GmbH	Indirect	100%	Germany
Forkardt France SAS	Indirect	100%	France
Forkardt International Limited	Indirect	100%	United Kingdom
Forkardt Schweiz GmbH	Indirect	100%	Switzerland
Forte Administration Limited	Indirect	100%	United Kingdom
Forte Lubricants Limited	Indirect	100%	United Kingdom
Foster Canada Inc.	Indirect	100%	Canada
Foster Refrigerator (U.K.)	Indirect	100%	United Kingdom
Foster Refrigerator France S.A.S.	Indirect	100%	France
Franklynn Industries U.K. Ltd.	Direct	100%	United Kingdom
Franklynn Industries, Inc.	Direct	100%	Ohio
Fuseon Graphics Limited	Indirect	100%	United Kingdom
Gamko B.V.	Indirect	100%	Netherlands
Gamko Beheer B.V.	Indirect	100%	Netherlands
Gamko Holding B.V.	Indirect	100%	Netherlands
Gamko Horecatechniek B.V.	Indirect	100%	Netherlands
Gamko Kühltechnik GmbH	Indirect	100%	Germany
Gamko Réfrigération S.a.r.l.	Indirect	100%	France
Gamko Refrigeration U.K. Limited	Indirect	100%	United Kingdom
Gamko Refrigerazione Srl	Indirect	100%	Italy
Gamko Slovakia S.R.O.	Indirect	100%	Slovak Republic
Gamko Vyroba S.R.O.	Indirect	80%	Slovak Republic
GC Financement SA	Indirect	50%	France
GSE Holdings Inc.	Indirect	100%	Delaware

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

GSE IP LLC	Indirect	100%	Delaware
H.A. Springer marine + industrie service GmbH	Indirect	100%	Germany
Hallrank Ltd.	Indirect	100%	United Kingdom
Haubold Befestigungstechnik GmbH	Indirect	100%	Germany
Haubold Paslode GmbH	Indirect	100%	Switzerland
Haubold-Kihlberg bvba	Indirect	100%	Belgium
Haubold-Kihlberg GmbH	Indirect	100%	Austria
Heat-Seal (Textiles) Ltd.	Indirect	100%	United Kingdom
Heatseal Designs Limited	Indirect	100%	United Kingdom
Heavy Duty Parts, Inc.	Indirect	100%	Delaware
Heger Belgium BVBA	Indirect	100%	Belgium
Heger GmbH European Diamond Tools	Indirect	100%	Germany
Heger Holland B.V	Indirect	100%	Netherlands
Heikaus Verpackungssysteme GmbH	Indirect	100%	Germany
High Mind International Offshore Ltd.	Indirect	100%	British Virgin Island
Highland Champ Corporation	Indirect	100%	British Virgin Island
Higiene Integral Medioambiental, S.L	Indirect	100%	Spain
HMI Grande Cuisine SA	Indirect	100%	France
Hobart (Japan) K.K.	Indirect	100%	Japan
Hobart Andina S.A.	Indirect	100%	Colombia
Hobart Argentina S.A.	Indirect	100%	Argentina
Hobart Brothers Company	Indirect	100%	Ohio
Hobart Brothers International Limitada	Indirect	100%	Chile
Hobart Canada Corp.	Indirect	100%	Canada
Hobart Corporation	Indirect	100%	Delaware
Hobart Dayton Mexicana S.A. de C.V.	Indirect	100%	Mexico
Hobart do Brasil Ltd.	Indirect	100%	Brazil
Hobart Food Equipment Co. Ltd.	Indirect	100%	China
Hobart Foster (South Africa) Pty. Ltd.	Indirect	100%	South Africa
Hobart Foster Belgium B.V.B.A.	Indirect	100%	Belgium
Hobart Foster Holland B.V.	Indirect	100%	Netherlands
Hobart Foster International GmbH	Indirect	100%	Germany
Hobart Foster Scandinavia ApS	Indirect	100%	Denmark
Hobart Foster Techniek B.V.	Indirect	100%	Netherlands
HOBART Gesellschaft mit beschränkter	Indirect	100%	Germany
Hobart International (Singapore) Pte. Ltd.	Indirect	100%	Singapore
Hobart International (South Asia), Inc.	Indirect	100%	Delaware
Hobart Korea Co. Ltd.	Indirect	100%	South Korea
Hobart Manufacturing Company Limited	Indirect	100%	Canada
Hobart Manufacturing Company, The	Indirect	100%	United Kingdom
Hobart Sales & Service, Inc.	Indirect	100%	Ohio
Hôpital Services Systemes S.A.S.	Indirect	100%	France
Horis SAS	Indirect	100%	France
Houchin Aerospace	Indirect	100%	United Kingdom
HsbSOFT Cia Ltda	Indirect	100%	Ecuador
HsbSOFT Limited	Indirect	100%	Ireland
HsbSOFT, NV	Indirect	100%	Belgium
Hsb-SYSTEMS GmbH	Indirect	100%	Germany
Hwa Meir Packing Daily Commodities Co.,	Indirect	100%	China
I.T.W. Inc.	Direct	100%	Illinois
I.W.D. Strapping Sales Pty. Ltd.	Indirect	100%	Australia
Ice Freeze de Mexico, S.A. de C.V.	Indirect	100%	Mexico
Illinois Tool Works (ITW) Nederland B.V.	Indirect	100%	Netherlands
Illinois Tool Works Norway AS	Indirect	100%	Norway
Immobiliere — Services — Industries — Isis SNC	Indirect	100%	France
Indiana Pickling and Processing Company	Direct	35%	Indiana

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

Industrias Concepto del Pacifico	Indirect	100%	Guatemala
Industrias Quimicas Kimsa, S.L.	Indirect	100%	Spain
InHold (NZ) Finance Ltd.	Indirect	100%	Bermuda
InHold (UK) Finance Ltd.	Indirect	100%	Bermuda
Inmobillaria Cit., S.A. de C.F.	Direct	49%	Mexico
INN SP Z.o.o.	Indirect	20%	Poland
Innova Temperlite 1200, S.A. de C.V.	Indirect	100%	Mexico
Innova Temperlite Servicios, S.A. de C.V.	Indirect	100%	Mexico
Instron Ltd.	Indirect	100%	United Kingdom
Instron (Hong Kong) Pte Limited	Direct	100%	Hong Kong
Instron (Shanghai) Experiment Equipment Trade Co., Ltd.	Indirect	100%	China
Instron (Thailand) Limited	Indirect	100%	Thailand
Instron Canada Inc.	Direct	100%	Canada
Instron Deutschland GmbH	Indirect	100%	Germany
Instron Foreign Sales Corp. Limited	Direct	100%	Jamaica
Instron Holdings Limited	Indirect	100%	United Kingdom
Instron India Private Limited	Indirect	100%	India
Instron International Limited	Indirect	100%	United Kingdom
Instron Japan Company, Ltd.	Direct	100%	Massachusetts
Instron Korea Co., Ltd.	Indirect	100%	South Korea
Instron Proprietary Limited	Indirect	100%	Australia
Instron S.A.S.	Indirect	100%	France
Instron Singapore Pte Limited	Indirect	100%	Singapore
Instron Structural Testing Systems GmbH	Indirect	100%	Germany
Instron Structural Testing Systems Limited	Indirect	100%	United Kingdom
Instron Testing Systems (M) SDN. BHD.	Direct	100%	Malaysia
International Leasing Company	Indirect	100%	Delaware
Interstrap B.V.	Indirect	100%	Netherlands
IPHC LLC	Indirect	100%	Delaware
IQ Algorithms Limited	Direct	100%	New Zealand
Irathane Limited	Indirect	100%	United Kingdom
IST Enterprises Limited	Indirect	100%	United Kingdom
ITW (China) Investment Company Limited	Indirect	100%	China
ITW (Deutschland) GmbH	Indirect	100%	Germany
ITW (EU) Holdings Ltd.	Indirect	100%	Bermuda
ITW (Europe) GmbH	Indirect	100%	Germany
ITW (Malaysian) Holdings Company Ltd.	Indirect	100%	Bermuda
ITW Acmor (Shanghai) Company Limited	Indirect	100%	China
ITW Administration GmbH	Indirect	100%	Germany
ITW AEP LLC	Direct	100%	Delaware
ITW AFC Pty Limited	Indirect	100%	Australia
ITW Aircraft Investments Inc.	Indirect	100%	Delaware
ITW Airport Ground Equipment (Beijing)	Indirect	100%	China
ITW Alpha Sárl	Indirect	100%	Luxembourg
ITW Ampang Industries Philippines, Inc.	Indirect	100%	Philippines
ITW Angleboard AB	Indirect	100%	Sweden
ITW Ark-Les Corporation	Indirect	100%	Delaware
ITW Australia Pty. Ltd.	Indirect	100%	Australia
ITW Austria Vertriebs GmbH	Indirect	100%	Austria
ITW Automotive Components & Fasteners Japan K.K.	Indirect	100%	Japan
ITW Automotive Fasteners (Shanghai) Co., Ltd.	Indirect	100%	China
ITW Automotive Italia s.r.l.	Indirect	100%	Italy
ITW Automotive Products GmbH	Indirect	100%	Germany
ITW Automotive Products-Verwaltungs GmbH	Indirect	100%	Germany
ITW Bailly Comte S.A.S.	Indirect	100%	France
ITW Befestigungssysteme GmbH	Indirect	100%	Germany

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

ITW Belgium S.p.r.l.	Indirect	100%	Belgium
ITW Bevestigingssystemen B.V.	Indirect	100%	Netherlands
ITW Brazilian Nominee L.L.C.	Indirect	100%	Delaware
ITW Building Components Group Inc.	Indirect	100%	Delaware
ITW Bulgaria EOOD	Indirect	100%	Bulgaria
ITW Canada	Indirect	100%	Ontario
ITW Canada Holdings Company	Indirect	100%	Nova Scotia
ITW Canada Management	Indirect	100%	Nova Scotia
ITW Cayman	Indirect	100%	Cayman Islands
ITW Chemical Products Ltda	Indirect	100%	Brazil
ITW Chemical Products Scandinavia ApS	Indirect	100%	Denmark
ITW Chemische Produkte GmbH & Co. KG	Indirect	100%	Germany
ITW Construction Products (SEA) Pte.	Indirect	100%	Singapore
ITW Construction Products (Suzhou) Co.	Indirect	100%	China
ITW Construction Products ApS	Indirect	100%	Denmark
ITW Construction Products CR, s.r.o.	Indirect	100%	Czech Republic
ITW Construction Products Espana S.A.	Indirect	100%	Spain
ITW Construction Products Italy s.r.l.	Indirect	100%	Italy
ITW Construction Systems Australia Pty	Indirect	100%	Australia
ITW Contamination Control (Wujiang)	Indirect	100%	China
ITW Covid Security Group Inc.	Direct	100%	Delaware
ITW CP Distribution Center Holland BV	Indirect	100%	Netherlands
ITW CPM S.A.S.	Indirect	100%	France
ITW Cupids LLC	Indirect	100%	Delaware
ITW Cupids, L.P.	Indirect	100%	Delaware
ITW de France S.A.S.	Indirect	100%	France
ITW DelFast do Brasil Ltda.	Direct & Indirect	100%	Brazil
ITW Delta Sárl	Indirect	100%	Luxembourg
ITW Denmark ApS	Indirect	100%	Denmark
ITW Devcon Industrial Products GmbH	Indirect	100%	Germany
ITW do Brazil Industrial e Comercial Ltda.	Direct and Indirect	100%	Brazil
ITW Domestic Finance II Inc.	Indirect	100%	Delaware
ITW Domestic Holdings Inc.	Indirect	100%	Delaware
ITW D-Tech Holdings GmbH	Indirect	100%	Germany
ITW Dynatec (Hong Kong) Limited	Direct	50%	Hong Kong
ITW Dynatec GmbH	Indirect	100%	Germany
ITW Dynatec Kabushiki Kaisha	Direct	100%	Japan
ITW Dynatec Singapore Pte. Ltd.	Direct	50%	Singapore
ITW Dynatec Thailand Ltd.	Direct	20%	Thailand
ITW Electronic Business Asia Co., Limited	Direct	100%	Taiwan
ITW Electronic Component Manufacturing Company d.o.o.	Indirect	100%	Slovenia
ITW Electronic Components/Products (Shanghai) Company Limited	Indirect	100%	China
ITW Electronic Packaging (Malta) Ltd.	Indirect	100%	Malta
ITW Epsilon Sárl	Indirect	100%	Luxembourg
ITW Erste Beteiligungs-GmbH	Indirect	100%	Germany
ITW Espana S.A.	Indirect	100%	Spain
ITW European Participations LLC	Indirect	100%	Delaware
ITW Fastex de Argentina S.A.	Indirect	100%	Argentina
ITW Fastex France S.A.S.	Indirect	100%	France
ITW FEG Hong Kong Limited	Indirect	100%	Hong Kong
ITW Finance Europe SA	Direct	100%	Luxembourg
ITW Finance II L.L.C.	Direct & Indirect	100%	Delaware
ITW Finishing Equipment (Shanghai) Co.	Indirect	100%	China
ITW Finishing LLC	Indirect	100%	Delaware

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

ITW Fluid Handling Equipment (Suzhou)	Indirect	100%	China
ITW Foils	Indirect	100%	France
ITW Foils B.V.	Indirect	100%	Netherlands
ITW Foils Srl	Indirect	100%	Italy
ITW Foils, S.L.	Indirect	100%	Spain
ITW Food Equipment Group LLC	Indirect	100%	Delaware
ITW Gamma Sárl	Indirect	100%	Luxembourg
ITW Gema (Shanghai) Co Ltd	Indirect	100%	China
ITW Gema GmbH	Indirect	100%	Switzerland
ITW Gema s.r.l.	Indirect	100%	Italy
ITW German Management LLC	Indirect	100%	Italy
ITW Global Investments Inc.	Indirect	100%	Delaware
ITW Graphics France Sarl	Indirect	100%	France
ITW Great Britain Investment & Licensing Holding Company	Indirect	100%	Delaware
ITW Group European Finance Company	Indirect	100%	Bermuda
ITW Group France	Indirect	100%	France
ITW Guatemala Holdings LLC	Direct	100%	Delaware
ITW Gunther S.A.S.	Indirect	100%	France
ITW Heller GmbH	Indirect	100%	Germany
ITW Henschel GmbH	Indirect	100%	Germany
ITW Hi-Cone Japan Limited	Direct	100%	Japan
ITW HLP Thailand Co. Ltd.	Direct & Indirect	100%	Thailand
ITW Holding Química B.C., S.L.	Direct & Indirect	100%	Spain
ITW Holdings Pty Ltd	Indirect	100%	Australia
ITW Holdings UK	Indirect	100%	United Kingdom
ITW Idle Facilities L.L.C.	Indirect	100%	Delaware
ITW ILC Holdings I Inc.	Indirect	100%	Delaware
ITW ILC Holdings II Inc.	Indirect	100%	Delaware
ITW Imaden Industria e Comercio Ltda.	Direct & Indirect	100%	Brazil
ITW India Limited	Direct	100%	India
ITW Industrial Components s.r.l.	Indirect	100%	Italy
ITW Industrial Packaging Australia Pty Ltd	Indirect	100%	Australia
ITW Industrial Products Trading (Shanghai) Co., Ltd.	Indirect	100%	China
ITW Industry Co., Ltd.	Indirect	100%	Japan
ITW Industry SAS	Indirect	100%	France
ITW International Finance S.A.S.	Indirect	100%	France
ITW International Holdings LLC	Indirect	100%	Delaware
ITW Investment GmbH	Indirect	100%	Germany
ITW Investments Limited	Indirect	100%	United Kingdom
ITW Ireland	Indirect	100%	Ireland
ITW Ireland Holdings	Indirect	100%	Ireland
ITW Ispracontrols Bulgaria EOOD	Indirect	100%	Bulgaria
ITW Italy Finance Srl	Indirect	100%	Italy
ITW Italy Holding S.r.l.	Indirect	100%	Italy
ITW Limited	Indirect	100%	United Kingdom
ITW Litec France S.A.S.	Indirect	100%	France
ITW Lombard Holdings Inc.	Indirect	100%	Delaware
ITW Meritex Sdn. Bhd.	Indirect	100%	Malaysia
ITW Metal Fasteners, S.L.	Indirect	100%	Spain
ITW Metalflex, družba za proizvodnjo delov za gospodinjske aparate, d.o.o. TOLMIN	Indirect	100%	Slovenia
ITW Mexico Capital, S. DE R.L. DE C.V.	Indirect	100%	Mexico
ITW Mexico Holding Company S DE RL DE CV	Indirect	100%	Mexico
ITW Mexico Holding Inc.	Indirect	100%	Delaware

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

ITW México, S. de R.L. de C.V.	Direct & Indirect	100%	Mexico
ITW Mima Films L.L.C.	Indirect	100%	Delaware
ITW Mima Holdings L.L.C.	Indirect	100%	Delaware
ITW Mima Systems S.A.S.	Indirect	100%	France
ITW Minigrip (Thailand) Co., Ltd.	Direct and Indirect	100%	Thailand
ITW Morlock GmbH	Indirect	100%	Germany
ITW Mortgage Investments I, Inc.	Indirect	100%	Delaware
ITW Mortgage Investments II, Inc.	Indirect	100%	Delaware
ITW Mortgage Investments III, Inc.	Indirect	100%	Delaware
ITW Mortgage Investments IV, Inc.	Indirect	100%	Delaware
ITW New Zealand Limited	Indirect	100%	New Zealand
ITW Novadan ApS	Indirect	100%	Denmark
ITW NZ Holdco	Indirect	100%	New Zealand
ITW Oberflaechentechnik GmbH & Co. KG	Indirect	100%	Germany
ITW Operations Australia Pty Ltd	Indirect	100%	Australia
ITW P&F Holdings Pty Ltd	Indirect	100%	Australia
ITW Packaging (Malaysia) Sdn Bhd	Indirect	100%	Malaysia
ITW Packaging (Shanghai) Limited	Indirect	100%	China
ITW Packaging Systems Group GmbH	Indirect	100%	Germany
ITW Packaging Systems OOO	Indirect	100%	Russia
ITW Paris E.U.R.L.	Indirect	100%	France
ITW Participations S.à r.l.	Indirect	100%	Luxembourg
ITW Pension Funds Trustee Company	Indirect	100%	United Kingdom
ITW Performance Polymers & Fluids OOO	Indirect	100%	Russia
ITW Performance Polymers (Wujiang) Co.	Indirect	100%	China
ITW Performance Polymers and Fluids Pte. Ltd.	Indirect	100%	Singapore
ITW Performance Polymers and Fluids (Hong Kong) Co. Limited	Indirect	100%	Hong Kong
ITW Performance Polymers and Fluids Trading (Wujiang) Co., Ltd.	Indirect	100%	China
ITW Philippines Holdings LLC	Indirect	100%	Delaware
ITW Philippines, Inc.	Indirect	100%	Philippines
ITW PMI Investments, Inc.	Indirect	100%	Delaware
ITW Poly Mex, S.A. de C.V.	Direct & Indirect	100%	Mexico
ITW Poly Recycling GmbH	Indirect	100%	Switzerland
ITW Pronovia Plus s.r.o.	Indirect	100%	Czech Republic
ITW Pronovia s.r.o.	Indirect	100%	Czech Republic
ITW Real Estate Management GmbH	Indirect	100%	Germany
ITW Real Estate Management GmbH & Co KG	Indirect	100%	Germany
ITW Reid Holdings Pty Ltd	Indirect	100%	Australia
ITW Residuals III L.L.C.	Indirect	100%	Delaware
ITW Residuals IV L.L.C.	Indirect	100%	Delaware
ITW Retail Group Pty Limited	Indirect	100%	Australia
ITW Reyflex France SAS	Indirect	100%	France
ITW Rivex S.A.S.	Indirect	100%	France
ITW Servicios, S. de R.L. de C.V.	Indirect	100%	Mexico
ITW Shippers S.p.r.l.	Indirect	100%	Belgium
ITW Siewer Automotiv s.r.o	Indirect	100%	Czech Republic
ITW Siewer Jarmutechnikai Bt	Indirect	100%	Hungary
ITW Siewer Vagyonkezelo Kft	Indirect	100%	Hungary
ITW Signode Australasia Pty Limited	Indirect	100%	Australia
ITW Signode Holding GmbH	Indirect	100%	Germany
ITW Signode Polska Sp. z.o.o.	Indirect	100%	Poland
ITW Singapore (Pte) Ltd.	Indirect	100%	Singapore
ITW SMPI S.A.S.	Indirect	100%	France
ITW SP Europe S.a.r.l.	Indirect	100%	Luxembourg

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

ITW Spain Holdings, S.L.	Indirect	100%	Spain
ITW Specialty Film Co. Ltd.	Indirect	100%	South Korea
ITW Specialty Films France	Indirect	100%	France
ITW Spraytec	Indirect	100%	France
ITW Strapping (Shenyang) Company Limited	Indirect	100%	China
ITW Surfaces & Finitions S.A.S.	Indirect	100%	France
ITW Sverige AB	Indirect	100%	Sweden
ITW Sweden Holding AB	Indirect	100%	Sweden
ITW Syn-Tex México. S.A. de C.V.	Indirect	100%	Mexico
ITW Syn-Tex Service México. S.A. de	Indirect	100%	Mexico
ITW Tech Spray L.L.C.	Direct	100%	Delaware
ITW Test & Measurement (Shanghai) Co.	Indirect	100%	China
ITW Thermal Films (Shanghai) Co., Ltd.	Indirect	100%	China
ITW Thermal Films Italy Srl	Indirect	100%	Italy
ITW Tiede Non-destructive testing GmbH	Indirect	100%	Germany
ITW UK	Indirect	100%	United Kingdom
ITW Universal L.L.C.	Direct	100%	Delaware
ITW V.A.C. B.V.	Indirect	100%	Netherlands
ITW Welding Products B.V.	Indirect	100%	Netherlands
ITW Welding Products Group S.A. de C.V.	Indirect	100%	Mexico
ITW Welding Products Italy Srl	Indirect	100%	Italy
ITW Welding S.A.S.	Indirect	100%	France
ITW Welding Singapore Pte. Ltd.	Indirect	100%	Singapore
ITW Zweite Beteiligungs-GmbH	Indirect	100%	Germany
James Briggs Ltd.	Indirect	100%	United Kingdom
James Briggs Holdings LTd.	Indirect	100%	United Kingdom
Japan Polymark Co. Ltd.	Indirect	40%	Japan
Jemco de Mexico, S.A. de C.V.	Direct & Indirect	100%	Mexico
Josef Kihlberg AB	Indirect	100%	Sweden
Josef Kihlberg AS	Indirect	100%	Norway
Josef Kihlberg Ltd.	Indirect	100%	United Kingdom
Josef Kihlberg of America, Inc.	Direct	100%	New York
Kartro Balti OU	Indirect	100%	Estonia
KB Sektionen 1	Indirect	100%	Sweden
KCPL Holdings Private Limited	Indirect	100%	Singapore
KCPL Mauritius Holdings	Indirect	100%	Mauritius
Kester Asia Holdings, Inc.	Indirect	100%	Delaware
Kester Canada Inc.	Indirect	100%	Quebec
Kester Components (M) Sdn. Bhd.	Indirect	100%	Malaysia
Kester Components Private Limited	Indirect	100%	Singapore
Kester Electronic Materials (Suzhou) Co.	Indirect	100%	China
Kester GmbH	Indirect	100%	Germany
Kester Metais do Brasil-Indústria e Comércio de Produtos Electrônicos Ltda.	Indirect	100%	Brazil
Kester, Inc.	Indirect	100%	Delaware
Kiwiplan Asia Sdn Bhd	Indirect	100%	Malaysia
Kiwiplan Europe Limited	Indirect	100%	United Kingdom
Kiwiplan GmbH	Indirect	100%	Germany
Kiwiplan, Inc.	Direct	100%	Ohio
Kiwiplan NZ Limited	Indirect	100%	New Zealand
Kleinmann GmbH	Indirect	100%	Germany
Kotka Professional — Sak Oy	Indirect	100%	Finland
KP Comercio e Industria de Productos Para Automoveis e Lubrificantes, S.A	Indirect	100%	Portugal
Krafft Argentina, S.A.	Indirect	80%	Argentina
Krafft, S.L.	Indirect	100%	Spain

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

Lachenmeier ApS	Indirect	100%	Denmark
Lachenmeier Inc.	Indirect	100%	Florida
Lachenmeier UK Limited	Indirect	100%	United Kingdom
Lajota S.A.	Indirect	100%	Argentina
Lebo S.L.	Indirect	100%	Spain
Liljendals Bruk AB	Indirect	100%	Finland
Loma International, Inc.	Direct	100%	Illinois
Loma Systems (Canada) Inc.	Indirect	100%	Canada
Loma Systems sro	Indirect	100%	Czech Republic
Lombard Pressings Limited	Indirect	100%	United Kingdom
LSPS Inc.	Indirect	100%	Delaware
Lumex, Inc.	Direct	100%	Illinois
Lys Fusion Poland Sp. z.o.o.	Indirect	100%	Poland
M&C Specialties (Ireland) Limited	Indirect	100%	Ireland
M&C Specialties (Shenzhen) Co. Ltd.	Indirect	100%	China
M&C Specialties (Tianjin) Co. Ltd.	Indirect	100%	China
M&C Specialties Co.	Direct	100%	Pennsylvania
M&C Specialties Company HK Limited	Indirect	100%	Hong Kong
M.P.S. Metal Plastik Sanayi Cember ve Paketleme Sistemleri Imalat ve Ticaret A.S	Indirect	50%	Turkey
Magna Industrial Co. Limited	Indirect	100%	Hong Kong
Magnaflux Limited	Indirect	100%	United Kingdom
Manhattan Lynch Limited	Indirect	100%	United Kingdom
Manufacturing Avancee S.A.	Indirect	100%	Morocco
Maquilas y Componentes Industriales	Indirect	100%	Mexico
Marescol SA	Indirect	48%	France
Marvil Mexicana S.A. de C.V.	Indirect	100%	Mexico
Mbelish.com Limited	Indirect	100%	United Kingdom
MBM France S.A.S.	Indirect	100%	France
Meritex Technology (Suzhou) Co. Ltd.	Indirect	100%	China
Metalas Industrializados, S.A. de C.V.	Indirect	100%	Mexico
Metro Sport International Limited	Indirect	100%	United Kingdom
Metro Sport Limited	Indirect	100%	United Kingdom
Metropolitan Oils (Proprietary) Limited	Indirect	100%	South Africa
Meyercord Revenue Inc.	Direct	100%	Delaware
Mezger Heftsysteme GmbH	Indirect	100%	Germany
Miller Beijing Electric Manufacturing Co.	Indirect	100%	China
Miller Electric Mfg. Co.	Indirect	100%	Wisconsin
Miller Insurance Ltd.	Indirect	100%	Bermuda
Mima Films L.L.C.	Indirect	100%	Delaware
Mima Films S.a.r.l.	Indirect	100%	Luxembourg
Mima Films Sprl	Indirect	100%	Belgium
Minigrip Limited	Indirect	100%	United Kingdom
Modern Maintenance Products International	Indirect	100%	United Kingdom
Moon 2000 Limited	Indirect	100%	United Kingdom
Morgan Polimer Seals, S. de R.L. de C.V.	Direct & Indirect	100%	Mexico
Morgan Polymers Seals, L.L.C.	Direct	100%	California
National Fleet Service, Inc.	Indirect	100%	Delaware
National Fleet Supply Corporation	Indirect	100%	Delaware
National Truck Parts of Florida, Inc.	Indirect	100%	Delaware
National Truck Parts of Georgia, Inc.	Indirect	100%	Delaware
National Truck Parts of the Midwest, Inc.	Indirect	100%	Delaware
National Truck Parts, Inc.	Indirect	100%	Delaware
NDT Holding LLC	Indirect	100%	Delaware
New West Products, Inc.	Direct	100%	California

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

Norden Czech s.r.o.	Indirect	100%	Czech Republic
NorDen Holding Hadsund A/S	Indirect	100%	Denmark
Norden Olje AB	Indirect	100%	Sweden
NorDen Olje ApS	Indirect	100%	Denmark
Norden Olje AS	Indirect	100%	Norway
Norden Sp. Z.o.o. Polen	Indirect	100%	Poland
Nordic SAS	Indirect	100%	France
Nordisk Kartro AB	Indirect	100%	Sweden
Nordisk Kartro AS	Indirect	100%	Norway
Norsk Signode AS	Indirect	100%	Norway
Novadan AS	Indirect	100%	Norway
Novadan Sp. Z.o.o.	Indirect	100%	Poland
Noza Holdings Pty Ltd	Indirect	100%	Australia
NSC Europe Limited	Direct	100%	United Kingdom
NuTrus LLC	Direct	50%	Delaware
NYCO-KRAFFT, S.A.	Indirect	50%	Spain
Odesign, Inc.	Direct	100%	Illinois
Opto Diode Corporation	Direct	100%	California
Optum, BV	Indirect	100%	Netherlands
Orama Fabrications	Indirect	100%	United Kingdom
Orama Holdings	Indirect	100%	United Kingdom
ORBIMATIC GmbH Orbital- und Sonderschweißtechnik	Indirect	100%	Germany
Orbitalum Tools GmbH	Indirect	100%	Germany
Orgapack GmbH	Indirect	100%	Switzerland
OY Josef Kihlberg AB	Indirect	100%	Finland
Oy Kartro AB	Indirect	100%	Finland
Oy M. Haloila AB	Indirect	100%	Finland
Pacific Concept Industries (USA) LLC	Direct	100%	Delaware
Pacific Concept Industries Limited	Indirect	100%	United Kingdom
Pacific Concept Industries Limited (Enping)	Indirect	100%	China
Pacific Concept Industries Limited (HK)	Indirect	100%	Hong Kong
Pacific Concept Industries Tekstil Sanayi Ve Dis Ticaret Limited Sirketi	Indirect	100%	Turkey
Pacific Concept Italy S.R.L.	Indirect	100%	Italy
Pacific Concept Korea Co., Ltd.	Indirect	100%	South Korea
Pacific Concepts Industries B.V.	Indirect	100%	Netherlands
Pacific Concepts Industries S.L	Indirect	100%	Spain
Pacific Polymers, Inc.	Direct	100%	California
Packaging Leasing Systems Inc.	Direct	51%	Delaware
PanCon GmbH Gesellschaft fuer elektromechanische Bauelemente	Indirect	100%	Germany
Paradym Investments Ltd.	Indirect	100%	Bermuda
Paslode Duo-Fast Industry Benelux BV	Indirect	100%	Netherlands
Paslode Fasteners (Shanghai) Co. Ltd.	Indirect	100%	China
Paul Forkardt Inc.	Indirect	100%	Delaware
PCI Shanghai/Pacific Concept Shanghai	Indirect	100%	China
Perlite Products Sdn. Bhd	Indirect	100%	Malaysia
Perron SAS	Indirect	34%	France
Plásticos Iberotec SL	Indirect	100%	Spain
PMI Food Equipment Group (Malaysia), Inc.	Indirect	100%	Delaware
PMI Food Equipment Group Canada Inc.	Indirect	100%	Ontario
Polimeros Morgan, S. de R.L. de C.V.	Direct & Indirect	100%	Mexico
Polymark Export Limited	Direct	100%	United Kingdom
Polyrey (UK) Limited	Indirect	100%	United Kingdom
Polyrey Benelux BVBA	Indirect	100%	Belgium
Polyrey Deutschland GmbH i.L.	Indirect	100%	Germany

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

Polyrey Iberica SL	Indirect	100%	Spain
Polyrey S.A.S.	Indirect	100%	France
PolySpec (TX), LLC	Indirect	100%	Texas
PolySpec L.P.	Indirect	100%	Texas
PolySpec NV, Inc.	Direct	100%	Nevada
Prairie Technologies, LLC	Direct	100%	Minnesota
Precision Brake & Clutch, Inc.	Indirect	100%	Delaware
Premark FEG Beteiligungsgesellschaft mbH	Indirect	100%	Germany
Premark FEG L.L.C.	Indirect	100%	Delaware
Premark HII Holdings, Inc.	Indirect	100%	Ohio
Premark International Holdings B.V.	Indirect	100%	Netherlands
Premark International, LLC	Indirect	100%	Delaware
Premark N.V.	Indirect	100%	Netherland Antilles
Premark RWP Holdings, Inc.	Indirect	100%	Delaware
Premark Verwaltungs GmbH	Indirect	100%	Germany
Prodex Selbstklebeprodukte GmbH	Indirect	100%	Germany
Prokem, S.A.	Indirect	100%	Spain
Prolex, Sociedad Anónima	Indirect	100%	Costa Rica
Pryda (Malaysia) Sdn Bhd	Indirect	100%	Malaysia
Pryda (Thailand) Co., Ltd.	Indirect	100%	Thailand
PT Pryda Indonesia	Indirect	100%	Indonesia
PT2 Holdings Inc.	Indirect	100%	Delaware
PTO Sales Corporation	Indirect	100%	Delaware
PTX de Mexico, S.A. de C.V.	Direct & Indirect	100%	Mexico
QSA Global Inc.	Indirect	100%	Delaware
Quandel Verpackungs- und	Indirect	100%	German
Quantum Marketing, Inc.	Direct	100%	Florida
Quimica Industrial Mediterranea, S.A.	Indirect	100%	Spain
Quimica Tecnica, S.A.	Indirect	100%	Spain
Quimica TF, S.A. de C.V.	Direct & Indirect	100%	Mexico
Quipp Systems, Inc.	Indirect	100%	Florida
Quipp, Inc.	Direct	100%	Florida
Ramset Fasteners (Hong Kong) Ltd.	Indirect	100%	Hong Kong
Ransburg Industrial Finishing K.K.	Indirect	100%	Japan
Ransburg Manufacturing Corporation	Direct	100%	Indiana
Ransburg-Gema UK Limited	Indirect	100%	United Kingdom
Rapid Cook LLC	Indirect	100%	Delaware
Redfish Photonics, Inc.	Indirect	100%	Delaware
Reid Construction Systems Pty. Ltd.	Indirect	100%	Australia
Requisite Technology Canada, Inc.	Indirect	100%	New Brunswick
Requisite Technology Limited	Indirect	100%	United Kingdom
Resopal GmbH	Indirect	100%	Germany
Resopal-Unterstuetzungseinrichtung GmbH in Gross-Umstadt	Indirect	100%	Germany
Reydet Plastique Inc.	Indirect	100%	Canada
Rippey Technology Private Limited	Indirect	100%	Singapore
Rocol	Indirect	100%	United Kingdom
Rocol Korea Limited	Indirect	100%	South Korea
Rocol Site Safety Systems	Indirect	100%	United Kingdom
Salter India Private Limited	Indirect	58%	India
Sarsfield Corporation N.V.	Indirect	100%	Netherland Antilles
SCANTECH Finland Oi	Indirect	100%	Finland
SCANTECH Holding AB	Indirect	100%	Sweden
SCANTECH Norge A/S	Indirect	100%	Norway
SCANTECH Sverige AB	Indirect	100%	Sweden

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

SCANTECH Tools AB	Indirect	100%	Sweden
Schember GmbH	Indirect	100%	Austria
Schnee-Morehead, Inc.	Direct	100%	Texas
Scybele S.A.S.	Indirect	100%	France
Servicios de Reynosa, S.A. de C.V.	Indirect	100%	Mexico
SG Invest Holding GmbH	Indirect	100%	Germany
Shanghai ITW Plastic & Metal Company Limited	Indirect	93%	China
Siddons Ramset Holdings Pty Limited	Indirect	100%	Australia
Signode (Thailand) Limited	Direct	100%	Thailand
Signode AB	Indirect	100%	Sweden
Signode Brasileria Ltda.	Direct & Indirect	100%	Brazil
Signode BVBA	Indirect	100%	Belgium
Signode ErÇem Çemberleme Sanayi ve Ticaret Anonim Sirketi	Indirect	100%	Turkey
Signode Hong Kong Limited	Indirect	100%	Hong Kong
Signode Ireland Limited	Indirect	100%	United Kingdom
Signode Kabushiki Kaisha	Indirect	100%	Japan
Signode Korea Inc.	Indirect	100%	South Korea
Signode Ltd.	Indirect	100%	United Kingdom
Signode México, S. de R.L. de C.V.	Direct & Indirect	100%	Mexico
Signode Packaging Systems Limited	Indirect	100%	Kenya
Signode Service GmbH	Indirect	100%	Germany
Signode Singapore Investments Pte. Ltd.	Indirect	100%	Singapore
Signode Singapore Pte. Ltd.	Indirect	100%	Singapore
Signode System GmbH	Indirect	100%	Germany
Simco (Nederland) B.V.	Indirect	100%	Netherlands
Simco Japan, Inc.	Indirect	100%	Japan
Six States Distributors, Inc.	Indirect	100%	Utah
Smart Home Products Pty Ltd	Indirect	100%	Australia
Sn Investors, Inc.	Direct	100%	Delaware
Société Civile Immobilière des Baquets	Indirect	100%	France
Société Civile Immobilière Rousseau Ivry	Indirect	100%	France
Societe de Constructions Elbeuvienne de Materiels our L’Alimentation SAS	Indirect	100%	France
Solutions Group Transaction Subsidiary	Indirect	100%	Delaware
Sonotech, Inc.	Direct	100%	Washington
Specialty Equipment International B.V.	Indirect	100%	Netherlands
Spectrum Inspection Services BV	Indirect	100%	Netherlands
Speedline Holdings I, Inc.	Indirect	100%	Delaware
Speedline Holdings I, L.L.C.	Direct	100%	Delaware
Speedline Technologies Asia Pte. Ltd.	Indirect	100%	Singapore
Speedline Technologies GmbH	Indirect	100%	Germany
Speedline Technologies Mexico Services, S. de R.L. de C.V.	Indirect	100%	Mexico
Speedline Technologies Mexico, S. de R.L. de C.V.	Indirect	100%	Mexico
Speedline Technologies, Inc.	Indirect	100%	Delaware
SPIT S.A.S. (Societe de Prospection et d’Inventions Techniques S.A.S.)	Indirect	100%	France
Spray Nine Corporation	Direct	100%	New York
Sraennik Pty Ltd	Indirect	100%	Australia
SRB Manufacturing Pty Ltd	Indirect	100%	Australia
St. Jude Polymer Corp.	Direct	100%	Pennsylvania
Standard Parts Corporation	Indirect	100%	Delaware
Steelfast Asia Sdn Bhd	Indirect	100%	Malaysia
Stokvis Celix Portugal LDA	Indirect	100%	Portugal
Stokvis Denmark AS	Indirect	100%	Denmark
Stokvis Promi Czech s.r.o.	Indirect	100%	Czech Republic

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

Stokvis Promi Slovakia s.r.o.	Indirect	100%	Slovak Republic
Stokvis Prostick Pvt. Ltd.	Indirect	100%	India
Stokvis Spain Holding SL	Indirect	100%	Spain
Stokvis Tape Group B.V.	Indirect	100%	Netherlands
Stokvis Tapes (Beijing) Co. Ltd.	Indirect	100%	China
Stokvis Tapes (Hong Kong) Co. Ltd.	Indirect	100%	Hong Kong
Stokvis Tapes (Shanghai) Co. Ltd.	Indirect	100%	China
Stokvis Tapes (Shenzhen) Co. Ltd.	Indirect	100%	China
Stokvis Tapes (Taiwan) Co. Ltd.	Indirect	100%	Taiwan
Stokvis Tapes Deutschland GmbH	Indirect	100%	Germany
Stokvis Tapes Deutschland Holding GmbH	Indirect	100%	Germany
Stokvis Tapes Estonia OÜ	Indirect	100%	Estonia
Stokvis Tapes Finland Oy	Indirect	100%	Finland
Stokvis Tapes France SAS	Indirect	100%	France
Stokvis Tapes Holding B.V.	Indirect	100%	Netherlands
Stokvis Tapes India Pvt. Ltd.	Indirect	100%	India
Stokvis Tapes Italy Srl	Indirect	100%	Italy
Stokvis Tapes Magyarorszag Kft	Indirect	100%	Hungary
Stokvis Tapes N.V.	Indirect	100%	Belgium
Stokvis Tapes Nederland B.V.	Indirect	100%	Netherlands
Stokvis Tapes Norge AS	Indirect	100%	Norway
Stokvis Tapes Polska Spzoo	Indirect	100%	Poland
Stokvis Tapes Singapore Pte. Ltd.	Indirect	100%	Singapore
Stokvis Tapes Sverige AB	Indirect	100%	Sweden
Stokvis Tapes U.K. Ltd.	Indirect	100%	United Kingdom
Stokvis Tapes UK Holding Ltd.	Indirect	100%	United Kingdom
Strapex Embalagem L.d.a.	Indirect	100%	Spain
Strapex GmbH	Indirect	100%	Austria
Strapex GmbH	Indirect	100%	Germany
Strapex Holding GmbH	Indirect	100%	Switzerland
Strapex Holdings Limited	Indirect	100%	United Kingdom
Strapex Nederland B.V.	Indirect	100%	Netherlands
Strapex Packaging India Limited	Indirect	100%	India
Strapex S.A.S.	Indirect	100%	France
Strapex S.p.r.l.	Indirect	100%	Belgium
Strapex s.r.l.	Indirect	100%	Italy
Strapex U.K.	Indirect	100%	United Kingdom
Strategic Holdings L.L.C.	Indirect	100%	Delaware
Sunrise Arkansas, Inc.	Direct	100%	Arkansas
Superior Spring Company	Indirect	100%	Delaware
Supreme Plastics Ltd.	Indirect	100%	United Kingdom
Supreme Plastics Holdings	Indirect	100%	United Kingdom
SWT Holdings B.V.	Indirect	100%	Netherlands
SysPack do Brasil Participações Ltda.	Indirect	100%	Brazil
SysPack Indústria e Comércio de Sistemas de Embalagens Industriais Ltda.	Indirect	100%	Brazil
Systemcare Marketing Limited	Indirect	100%	United Kingdom
Systemcare Products Limited	Indirect	100%	United Kingdom
TAG Staples Sdn Bhd	Indirect	100%	Malaysia
Tarutin Kester Co., Ltd.	Indirect	100%	Japan
Technographics UK	Indirect	100%	United Kingdom
Tecnoquimica Integral, S.L.	Indirect	100%	Spain
Tecnotapes s.n.c.	Indirect	100%	Italy
Tectaloy Sales Pty Ltd	Indirect	100%	Australia
Ten Plus S.A.S.	Indirect	100%	France
ITW Texwipe Philippines, Inc.	Indirect	100%	Philippines

	Ownership
Company Name	Type (a)	Percentage	Primary Jurisdiction

The Loveshaw Corporation	Indirect	100%	Delaware
The Three Russells, Sociedad Anónima	Indirect	100%	Costa Rica
The Weighing Company Holdings Limited	Indirect	100%	United Kingdom
Thirode Grandes Cuisines Poligny SAS	Indirect	100%	France
Tien Tai Electrode (Kun Shan) Co., Ltd.	Indirect	100%	China
Tien Tai Electrode Co., Ltd.	Direct	100%	Taiwan
Trilectron Europe Limited	Indirect	100%	United Kingdom
Troy Investments I L.L.C.	Indirect	100%	Delaware
Truck Parts Specialists, Inc.	Indirect	100%	Delaware
Truswal Systems Limited	Indirect	100%	United Kingdom
Twinaplate Limited	Indirect	100%	United Kingdom
U-Joints, Inc.	Indirect	100%	Delaware
United Lubricant Co. of Australia Pty Ltd	Indirect	100%	Australia
Valeron Strength Films B.V.B.A.	Indirect	100%	Belgium
Varybond Chemie Holding AG	Indirect	100%	Liechtenstein
Veneta Decalcogomme s.r.l.	Indirect	100%	Italy
Vitronics Soltec B.V.	Indirect	100%	Netherlands
Vitronics Soltec Corporation	Indirect	100%	Delaware
Vitronics Soltec GmbH	Indirect	100%	Germany
Vitronics Soltec Pte. Ltd.	Indirect	100%	Singapore
Vitronics Soltec Technologies (Suzhou) Co., Ltd.	Indirect	100%	China
VS Acquisition Holding Co.	Direct	100%	Delaware
VS European Holdco Coöperatief U.A.	Indirect	100%	Netherlands
VS Holding Co.	Indirect	100%	Delaware
Vulcan-Hart Canada Corp.	Indirect	100%	Canada
W & T Avery (Malawi) Limited	Indirect	100%	Malawi
WAB Truck Parts, Inc.	Indirect	100%	Delaware
Weigh-Tronix Canada, ULC	Indirect	100%	Nova Scotia
Weigh-Tronix UK Limited	Indirect	100%	United Kingdom
Welding Industries Pty Limited	Indirect	100%	Australia
Welding Products Group FZE	Indirect	100%	UAE -Dubai
West Bend de Mexico S.A. de C.V.	Indirect	100%	Mexico
Wilsonart (Shanghai) Co. Ltd.	Indirect	100%	China
Wilsonart (Thailand) Co. Ltd.	Direct & Indirect	100%	Thailand
Wilsonart International, Inc.	Indirect	100%	Delaware
Wilsonart Limited	Indirect	100%	United Kingdom
Wilsonart Taiwan Corp. Ltd.	Indirect	100%	Taiwan
Wynn Oil (South Africa) (Pty) Ltd.	Indirect	100%	South Africa
Wynn Oil (UK)	Indirect	100%	United Kingdom
Wynn Oil Holdings BV	Indirect	100%	Netherlands
Wynn’s Australia Pty Ltd	Indirect	100%	Australia
Wynn’s Belgium BVBA	Indirect	100%	Belgium
Wynn’s Deutschland GmbH	Indirect	100%	Germany
Wynn’s France Automotive SAS	Indirect	100%	France
Wynn’s Friction Proofing Mexico	Indirect	100%	Mexico
Wynn’s Italia Srl	Indirect	100%	Italy
Wynn’s Mekuba India Pvt Ltd	Indirect	51%	India
Xelus, Ltd.	Indirect	100%	United Kingdom
Zip-Pak International B.V.	Indirect	100%	Netherlands
Zip-Pak Japan Company Limited	Direct	100%	Japan